Exhibit 10.10

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of 28 January, 2025 (the “Agreement”), is made by and among C&K Jewellery Limited, a Hong Kong company (“C&K HK”), the shareholders set forth on Schedule I hereto who (each a “Shareholder”, and collectively, the “Shareholders”) agreed to purchase the shares in C&K HK pursuant to the sale and purchase agreement relating to the shares in C&K HK dated 28 January 2025 (the “SPA”), and C&K Group Limited, a British Virgin Islands company (“C&K BVI”). Each of C&K HK, Shareholders, and C&K BVI is referred as a “Party” and collectively as the “Parties” hereinunder.

RECITALS

WHEREAS, C&K HK is contemplating a public offering (the “IPO”) and the listing on a national stock exchange in the U.S. (the “Listing”) and in connection with the IPO, C&K HK desires to reorganize its corporate structure to be suitable for the Offering and the Listing (such “Reorganization”);

WHEREAS, C&K BVI was formed as part of the Reorganization for the purpose of serving as the holding company of C&K HK for the Listing;

WHEREAS, as of the date of this Agreement, C&K HK has 100,000 issued and outstanding ordinary shares, representing 100% of the issued share capital in C&K HK and each Shareholder has, pursuant to the SPA agreed to purchase a portion of the issued and outstanding ordinary shares of C&K HK as set forth opposite their respective name (“Proportional Right of Acquisition in C&K HK Shares”) in Schedule I attached hereto;

WHEREAS, as of the signing of this agreement, the transfer contemplated under the SPA has not been completed;

WHEREAS, the Shareholders desire to exchange the rights to acquire in aggregate all 100,000 ordinary shares of C&K HK for 16,000,000 shares of C&K BVI, on a pro rata basis in proportion to their respective Proportional Right of Acquisition in C&K HK Shares (the “Exchange”), and C&K BVI has agreed to issue its shares to the Shareholders or their respective designated holding entities to consummate the Exchange, subject to the terms and conditions set forth in this Agreement;

WHEREAS, following the consummation of the Exchange, (i) C&K HK will be a wholly-owned subsidiary of C&K BVI and (ii) the Shareholders or their respective designated holding entities (each of which shall be wholly-owned by the designating Shareholder) will be the shareholders of C&K BVI.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

SECTION I

EXCHANGE OF SHARES

1.1 On the terms and subject to the conditions set forth in this Agreement, at the closing of the Exchange (the “Closing”), (i) the Shareholders shall sell, convey, transfer and assign to C&K BVI, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and C&K BVI will purchase and accept from Shareholders, the right of the Shareholders under the SPA to acquire the 100,000 ordinary shares of C&K HK, representing 100% of the equity interest of C&K HK (the “C&K HK Shares”), and (ii) in exchange for the transfer of the C&K HK Shares, C&K BVI will issue and allot to the Shareholders or their respective designated holding entities, and each Shareholder or its designated holding entity will subscribe for and accept from C&K BVI such number of shares as set forth opposite such Shareholder or its designated holding entity’s name in Schedule I attached hereto, on a pro rata basis in proportion to the Proportional Right of Acquisition in C&K HK Shares, amounting to 16,000,000 newly-issued shares of C&K BVI, with no par value, in the aggregate (the “C&K BVI Shares”). Upon completion of the Exchange, all C&K HK Shares shall be held directly by C&K BVI.

1.2 The Closing shall occur on the date of this Agreement at the offices of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola, VG1110, British Virgin Islands, or at such other date, time and place or manner as may be agreed upon by the parties.

SECTION II
REPRESENTATIONS AND
WARRANTIES OF SHAREHOLDERS

Each Shareholder hereby represents and warrants to C&K HK and C&K BVI, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

2.1 Each Shareholder has the right, power, legal capacity and authority to enter into and perform Shareholder’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. All of the rights to acquire the ordinary shares of C&K HK held by each Shareholder pursuant to the SPA are free and clear of any liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description.

2.2 To the best of the knowledge and belief of the Shareholders, the issued and outstanding ordinary shares of C&K HK will, at the Closing, be validly transferred to C&K BVI free and clear of any encumbrances and from all taxes, liens and charges with respect to the transfer thereof and such ordinary shares of C&K HK shall be fully paid and non-assessable with the relevant Shareholders being entitled to all rights accorded to a holder of ordinary shares of C&K HK.

2.3 Each Shareholder understands that the C&K BVI Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Each Shareholder also understands that the C&K BVI Shares are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation S of the Securities Act. Each Shareholder acknowledges that C&K BVI will rely on such Shareholder’s representations, warranties and certifications set forth below for purposes of determining such Shareholder’s suitability as an investor in the C&K BVI Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation S exemption from the registration requirements of the Securities Act.

2.4 Each Shareholder is acquiring the C&K BVI Shares for such Shareholder’s own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the C&K BVI Shares.

2.5 Each Shareholder understands that the C&K BVI Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Each Shareholder acknowledges and is aware that the C&K BVI Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until such Shareholder has held the C&K BVI Shares for the applicable holding period under Rule 144.

2.6 Each Shareholder acknowledges and agrees that each certificate representing the C&K BVI Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF C&K GROUP LIMITED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

2.7 No Shareholder has relied on and is relying on any representations, warranties or other assurances regarding C&K BVI Shares other than the representations and warranties expressly set forth in this Agreement.

SECTION III
REPRESENTATIONS AND WARRANTIES OF C&K HK

C&K HK hereby represents and warrants to Shareholders and C&K BVI, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

3.1 C&K HK is a company formed in Hong Kong and duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

3.2 C&K HK has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by C&K HK and constitutes the legal, valid, binding and enforceable obligation of C&K HK, enforceable against C&K HK in accordance with its terms. The execution and delivery of this Agreement and the consummation by C&K HK of the transactions contemplated herein do not and will not at the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of C&K HK or any applicable law relating to C&K HK, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which C&K HK is bound or to which any property of C&K HK is subject, or constitute a default thereunder, (C) result in the creation or imposition of any lien on any of the assets of C&K HK, (D) constitute an event permitting termination of any material agreement or instrument to which C&K HK is a party or by which any property or asset of C&K HK is bound or affected, pursuant to the terms of such agreement or instrument, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which C&K HK is a party or by which C&K HK may be bound, or result in the violation by C&K HK of any laws to which C&K HK may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by C&K HK of this Agreement or the performance by C&K HK of its obligations hereunder.

3.3 The C&K HK Shares constitute all of the equity interests of C&K HK. No securities of C&K HK are entitled to pre-emptive or similar rights, and no person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement, save as those set out under the SPA (if applicable). There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, equity interests of C&K HK, save as those set out under the SPA (if applicable).

SECTION IV
REPRESENTATIONS AND WARRANTIES OF C&K BVI

C&K BVI hereby acknowledges, represents and warrants to, and agrees with Shareholders and C&K HK, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

4.1 C&K BVI has been duly organized, is validly existing and is in good standing under the laws of British Virgin Islands. C&K BVI has full corporate power and authority to enter into this Agreement and this Agreement, has been duly and validly authorized, executed and delivered by C&K BVI and is valid and binding obligations of C&K BVI, enforceable against C&K BVI in accordance with their terms.

4.2 Subject to the performance by each Shareholder and C&K HK of their respective obligations under this Agreement and the accuracy of the representations and warranties of each Shareholder and C&K HK, the Exchange will be exempt from the registration requirements of the Securities Act.

4.3 The execution and delivery by C&K BVI of, and the performance by C&K BVI, of its obligations hereunder in accordance with its terms will not contravene any provision of the charter documents of C&K BVI.

4.4 The C&K BVI Shares have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and are not subject to any preemptive or similar rights.

4.5 C&K BVI is not in violation of its memorandum of association or articles of association and is not in material default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which C&K BVI is a party or by which it is bound, or to which any of the property or assets of C&K BVI is subject, except such as have been waived or which would not, singly or in the aggregate, prevent C&K BVI from discharging its obligations under this Agreement.

4.6 C&K BVI is a “foreign issuer” as defined under Regulation S.

4.7 C&K BVI reasonably rebelieves that there is no “substantial U.S. market interest” (as defined in Regulation S) in the C&K BVI Shares or shares of C&K BVI of the same class as the C&K BVI Shares.

4.8 Neither the Company nor any person acting on its behalf has engaged or will engaged in any “directed selling efforts” (as defined in Regulation S), with respect to the C&K BVI Shares.

SECTION V
GENERAL PROVISIONS

5.1 Releases and Waivers of Shareholders. Shareholders on their own behalf hereby acknowledge and agree that the C&K HK Shares represent 100% equity interest of C&K HK as of the date of this Agreement and as of the Closing. Shareholders hereby releases C&K HK from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which Shareholders may have with respect to the C&K HK Shares. Shareholders hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection to which such Shareholders may be entitled under the organizational documents of C&K HK or under any other agreement or instrument in connection with the Exchange. Except for the C&K BVI Shares to be issued in connection with the Exchange, Shareholders hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, depository receipts, warrants, stock appreciation or similar rights to acquire or receive securities in C&K HK.

5.2 Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive until the expiration of the applicable statute of limitation with respect to the underlying claim to which such representation, warranty, covenant, or obligation relates.

5.3 Written Changes. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the Party against which enforcement of the change, waiver, discharge or termination is sought.

4.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

5.5 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

5.6 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.7 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the Parties.

5.8 Governing Law. The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the State of New York applicable to agreements that are negotiated, executed, delivered and performed in the State of New York, without giving effect to principles or rules of conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

5.9 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each Party and delivered to the other Party.

5.10  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.11  Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties any rights or remedies under or by reason of this Agreement.

5.12 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.13 Venue; Waiver of Jury Trial.

(a) Any proceeding or action based upon, arising out of or related to this Agreement or the transactions (the “Related Proceeding”) contemplated hereby must be brought in a United States federal court or New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A., and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such proceeding or action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and (iv) agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this provision.

(b) The parties to this Agreement hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Related Proceeding.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

C&K HK

C&K Jewellery Limited

By: /s/ CHENG Ka Ki

Name: CHENG Ka Ki

Title: Director

C&K BVI

C&K Group Limited

By: /s/ CHENG Ka Ki

Name: CHENG Ka Ki

Title: Director

Shareholder:

CHENG Ka Ki

By: /s/ CHENG Ka Ki

Shareholder:

CHENG Ka Man Carman

By: /s/ CHENG Ka Man Carman

Shareholder:

CHENG Ka Wing

By: /s/ CHENG Ka Wing

Shareholder:

CHENG Ka Fung

By: /s/ CHENG Ka Fung

Shareholder:

YAN Sau Man Amy

By: /s/ YAN Sau Man Amy

Shareholder:

POON Tak Ching

By: /s/ POON Tak Ching

Shareholder:

WONG Tai Chi

By: /s/ WONG Tai Chi

Shareholder:

YIU Pak To

By: /s/ YIU Pak To

Schedule I

Shareholder Name	Shareholder Address	Number of C&K HK Shares held	Number of C&K BVI Shares to be Issued	Name of Shareholder of C&K BVI Shares
CHENG Ka Ki	3309-11, 33/F Tower 5, the Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong	55,400	5,564,000 Class A ordinary shares and 3,300,000 Class B ordinary shares	Prosper Spring Group Limited
CHENG Ka Man Carman	3309-11, 33/F Tower 5, the Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	Prosper Plus Limited
CHENG Ka Wing	3309-11, 33/F Tower 5, the Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	Plus Hope Developments Limited
CHENG Ka Fung	3309-11, 33/F Tower 5, the Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	Brave Ascend Limited
YAN Sau Man Amy	3309-11, 33/F Tower 5, the Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	Hero Factor Ventures Limited
POON Tak Ching	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	APTC Holdings Limited
WONG Tai Chi	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	Alpha Plus International Limited
YIU Pak To	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	YIU Pak To
LEUNG Chun Ming	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	4,900	784,000 Class A ordinary shares	First Start International Limited
HUNG Kwok Wing	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	3,900	624,000 Class A ordinary shares	Golden Base Ventures Limited
LUK Tat Ho Andy	1510, Tower 1, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong	1,500	240,000 Class A ordinary shares	Market Tycoon Investments Limited